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                                                                   EXHIBIT 10.01


                          HOLLINGER INTERNATIONAL INC.
                            401 NORTH WABASH AVENUE
                            CHICAGO, ILLINOIS 60611

                                 APRIL 18, 1997


Hollinger Inc.
UniMedia Holding Company
10 Toronto Street
Toronto, Ontario
Canada  M5C 2B7

Attention:        Mr. John A. Boultbee, Vice-President,
                  Finance and Treasury

                  Re:      Exchange Agreement
                           ------------------

Dear Mr. Boultbee:

                  Reference is hereby made to (i) the UniMedia Class A Stock Purchase Agreement dated as of April 18, 1997 ("UniMedia A Agreement") among Hollinger Inc., a corporation continued under the laws of Canada ("Hollinger"), UniMedia Holding Company, a company formed under the laws of Nova Scotia ("Vendor"), and Hollinger International Inc., a Delaware corporation ("International"), relating to the purchase of all of the outstanding Class A Common Shares of UniMedia Newspapers Company, a Nova Scotia unlimited liability company ("UniMedia"); and (ii) the UniMedia Class B Stock Purchase Agreement dated as of April 18, 1997 ("UniMedia B Agreement") among Hollinger, the Vendor, and International relating to the purchase of all of the outstanding Class B Common Shares of UniMedia (the UniMedia A

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
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Agreement and the UniMedia B Agreement being referred to collectively as the
"Purchase Agreements").

                  In consideration of the purchase of the outstanding Class B Common Shares of UniMedia, International is issuing to the Vendor 23,267 newly issued shares of Series 1 Nonvoting Preferred Stock (having the relative rights and preferences set forth in the form of Certificate of Designations attached hereto as Annex 1) at a stated issue price of Cdn. $1,000 per share ("Series 1 Nonvoting Preferred Stock") and cash in the amount of Cdn. $100,000. In consideration of the purchase of the outstanding Class A Common Shares of UniMedia, International is issuing to the Vendor 149,658 shares of Series 2 Nonvoting Preferred Stock (having the relative rights and preferences set forth in the form of Certificate of Designations attached hereto as Annex 2) at a stated issue price of Cdn. $1,000 per share ("Series 2 Nonvoting Preferred Stock"), and cash in the amount of Cdn. $19,373,000.

                  The shares of Series 1 Nonvoting Preferred Stock and Series 2 Nonvoting Preferred Stock (collectively, "Nonvoting Preferred Stock") will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will not be transferable by the Vendor without the prior written consent of International, except as provided below. No sale, transfer, or other disposition of any share or shares of Nonvoting Preferred Stock shall be valid or effectual for any purpose whatsoever, and International shall not be obligated to recognize or give any effect to any purported such sale, transfer or other disposition, other than a sale, transfer or

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
Page 3

disposition to a Subsidiary or Affiliate (as such terms are defined in International's Restated Certificate of Incorporation, as amended) of Hollinger unless and until International, by resolution duly adopted by its Board of Directors, shall first have consented to the proposed sale, transfer or other disposition and approved the proposed transferee; provided, however, that, subject to the next sentence hereof, (a) the Vendor, Hollinger or any Subsidiary or Affiliate of Hollinger may pledge such shares to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness or other obligations due to the pledgee, and (b) the Vendor may sell, transfer or otherwise dispose of all (but not less than all) such shares to a third party at any time after the Stockholders Meeting (as hereinafter defined) but only if the requisite Stockholder Approval (as hereinafter defined) has not been obtained at the Stockholders Meeting or any postponement or adjournment(s) thereof. Notwithstanding the provisions of clauses (a) and
(b) above, no such pledge, sale, transfer or other disposition shall be effectual unless, as a condition prior thereto: (A) such pledge, sale, transfer or other disposition shall be completed in accordance with all applicable laws, including without limitation the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder and Canadian securities laws and regulations thereunder; (B) the shares so pledged, sold, transferred or disposed shall remain subject to the provisions of this Exchange Agreement, and any transferee thereof (whether by or following foreclosure, realization or other similar action by the pledgee in the case of pledged shares, or by or following the purchase by or transfer to a third party in the case of any other sale, transfer or other disposition) shall have consented, in a writing addressed to International, to be bound by the

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
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provisions of this Exchange Agreement, including but not limited to the restrictions on transfer set forth in this paragraph which, for greater certainty, will continue in effect with respect to any proposed sale, transfer or other disposition of shares by such third party; and (C) International shall have received a written opinion, from counsel reasonably acceptable to International, confirming the matters referred to in clauses (A) and (B), above.

                  The authorized capital stock of International currently consists of 250,000,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), 50,000,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), and 20,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"), of which 69,565,754 shares of Class A Common Stock, 14,990,000 shares of Class B Common Stock, 739,500 shares of Series A Redeemable Convertible Preferred Stock ("Series A Preferred Stock"), 10,350,000 shares of Series B Convertible Preferred Stock ("Series B Preferred Stock"), 23,267 shares of Series 1 Nonvoting Preferred Stock, and 149,658 shares of Series 2 Nonvoting Preferred Stock are issued and outstanding. In order to comply with NYSE rules relating to issuance of shares to certain related parties, International has agreed to call a special meeting of the holders of International's Class A Common Stock, Class B Common Stock, and Series B Preferred Stock (the "Stockholders Meeting") as soon as practicable after the date hereof in accordance with the Securities Exchange Act of 1934, as amended, the applicable rules and regulations of the Securities and Exchange Commission thereunder, and the applicable rules of the

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
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New York Stock Exchange. At the Stockholders Meeting, the stockholders of
International will be requested, among other matters, to consider and vote upon the following proposals: (i) to permit the issuance by International of authorized but unissued shares of Class A Common Stock upon exchange by the Vendor of all shares of Series 1 Nonvoting Preferred Stock and the "Second Tranche Shares" of the Series 2 Nonvoting Preferred Stock (as hereinafter defined) in accordance with this Exchange Agreement; (ii) to permit the issuance by International of authorized but unissued shares of Series C Convertible Preferred Stock (having the relative rights and preferences set forth in the form of Certificate of Designations attached hereto as Annex 3) of International ("Series C Convertible Preferred Stock") upon exchange by the Vendor of all of the "First Tranche Shares" of the Series 2 Nonvoting Preferred Stock (as hereinafter defined) in accordance with this Exchange Agreement;
(iii) to permit the issuance by International of authorized but unissued shares of Class A Common Stock upon conversion of the Series C Convertible Preferred Stock as provided therein; and (iv) to increase the authorized capital of International from 20 million shares to 120 million shares of Preferred Stock (collectively, the "International Proposals"). The holders of outstanding shares of Class A Common Stock, Class B Common Stock and Series B Preferred Stock will be entitled to vote as a single class on items (i) through (iv), above. Hollinger, as the sole holder of the outstanding shares of Series A Preferred Stock, hereby consents to approve an amendment to the terms of the Series A Preferred Stock to clarify its voting rights (as provided by law) to eliminate any right to vote as a separate class with respect to any proposed increase in the number of shares of Preferred Stock or to authorize the

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
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issuance of parity or junior stock, such amendment to be effective as soon as practicable after the date hereof and, in any event, prior to the Stockholders Meeting. Hollinger Inc., as the holder, directly or indirectly through its subsidiaries, of all of the outstanding Class B Common Stock, and 33,610,754 shares of Class A Common Stock, has agreed to vote or cause to be voted all such shares of International held by it or its subsidiaries in favour of the International Proposals.

                  On the Determination Date (as hereafter defined), an amount equal to Cdn. $149,658,000 (the "Canadian Dollar Balance") will be converted into U.S. dollars using the "U.S. Dollar Equivalent" (as hereinafter defined) as of that date and allocated, for computational purposes, as set forth below. The Canadian dollar equivalent of U.S. $90,000,000 using the "Noon Buying
Rate," as hereinafter defined on the Determination Date (the "First Tranche Amount"), will first be allocated to a portion of the Series 2 Nonvoting Preferred Stock (the "First Tranche Shares") to determine the portion of the Series 2 Nonvoting Preferred Stock to be mandatorily exchanged into Series C Convertible Preferred Stock. Such portion (rounded to the nearest share) will be determined by (A) dividing the First Tranche Amount by the Canadian Dollar Balance, and then (B) multiplying the resulting fractional amount (rounded to the fourth decimal place) by 149,658. Then, any remaining amount of the Canadian Dollar Balance (the "Second Tranche Amount"), expressed in Canadian dollars, will be allocated to the remaining shares of Series 2 Nonvoting Preferred Stock (the "Second Tranche Shares"), determined by subtracting the number of First Tranche Shares from 149,658. On the Determination Date,

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
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International will deliver two new stock certificates to the Vendor in respect of the Series 2 Nonvoting Preferred Stock in replacement of the original certificate issued on the date hereof, with one new certificate representing the First Tranche Shares and the other representing the Second Tranche Shares.

                  Within five (5) business days after obtaining the affirmative vote of the holders of a majority of the total votes cast with regard to items
(i) through (iv) of the International Proposals ("Stockholder Approval"), International shall issue to Hollinger or the Vendor the following securities in exchange for all (but not less than all) issued and outstanding shares of Nonvoting Preferred Stock of all series (the "Exchange"):

                           (i) in exchange for all 23,267 shares of Series 1 Nonvoting Preferred Stock, that number of newly issued shares of Class A Common Stock as is determined by dividing (x) the "U.S. Dollar Equivalent" of Cdn. $23,267,000 on the Determination Date by (y) the "Adjusted Market Price" of Class A Common Stock on the "Determination Date" (as such terms are hereinafter defined);

                           (ii) in exchange for all the First Tranche Shares, that number of newly issued shares of Series C Convertible Preferred Stock as is determined by dividing (x) the "U.S. Dollar Equivalent" of the First Tranche Amount by (y) the "Adjusted Market Price"

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
Page 8

         of Class A Common Stock on the "Determination Date" (as such terms are defined below);

                           (iii) in exchange for all of the Second Tranche Shares, that number of newly issued shares of Class A Common Stock as is determined by dividing (x) the "U.S. Dollar Equivalent" of the "Second Tranche Amount" (if any) by (y) the "Adjusted Market Price" of Class A Common Stock on the "Determination Date" (as such terms are defined below).

         If the "U.S. Dollar Equivalent" of the Canadian Dollar Balance is less than U.S. $90,000,000, then the number of shares of Series C Convertible Preferred Stock will be proportionally reduced. If the Second Tranche Amount is zero, there will be no exchange in respect thereof.

For purposes hereof: (A) the "U.S. Dollar Equivalent" means the inverse of the "Noon Buying Rate"; (B) the "Noon Buying Rate" means the noon buying rate in the City of New York for cable transfers in United States dollars as certified for customs purposes by the Federal Reserve Bank of New York; (C) the "Adjusted Market Price" means the greater of (I) the amount per share determined by multiplying 1.05 by the "Market Price" and (II) U.S. $9.00 per share; (D) the "Market Price" means the weighted average market price per share of Class A Common Stock on the New York Stock Exchange (taking into account the actual sale prices and the respective

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
Page 9

number of shares of Class A Common Stock so sold in each sale transaction on the New York Stock Exchange) for the ten (10) trading day period ending on the "Determination Date" as reported by Bloomberg or other authority satisfactory to International; and (E) the "Determination Date" means the date that is five
(5) business days prior to the mailing by International of the definitive version of the proxy solicitation materials (the "Proxy Statement") to all stockholders of record of International with respect to the Stockholders Meeting.

                  As soon as practicable after the Determination Date, but in any event no later than the date (the "Mailing Date") on which International first mails the definitive Proxy Statement to its stockholders with respect to the Stockholders Meeting, International will furnish to Hollinger and the Vendor a certificate (the "Officers' Certificate"), executed by a duly authorized officer of International and substantially in the form of Annex 4 attached hereto with all blanks completed.
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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
Page 10


Absent manifest error, all such information as set forth in the definitive Officers' Certificate delivered to Hollinger and the Vendor hereunder shall be binding and conclusive on all of the parties hereto.


                  As soon as practicable, but in any event no later than five(5) business days after the Determination Date, International, Hollinger, Vendor, 1159670 Ontario Limited, Hollinger's indirect wholly owned subsidiary ("1159670"), and/or any other direct or indirect wholly owned subsidiary of Hollinger (as Hollinger may designate) will enter into the Second Exchange Agreement, substantially in the form of Annex 5 attached hereto with all blanks completed (the "Second Exchange Agreement"). Hollinger will cause Vendor, 1159670 and/or any other direct or indirect wholly owned subsidiary of Hollinger (as Hollinger may designate) to execute and deliver the Second Exchange Agreement and perform their respective obligations thereunder.


                  During the preparation of the definitive Proxy Statement, the parties hereto shall consult and cooperate with each other in order to complete any and all matters relating to the definitive Certificate of Designations to be filed with the Delaware Secretary of State to create the Series C Convertible Preferred Stock, including without limitation the expected date of the Exchange, the expected Dividend Payment Dates, the Mandatory Conversion Date and the Initial Redemption Date, the calculation of the Call Price, and all other pertinent matters, taking into

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
Page 11

account the parties' mutual intention that the Series C Convertible Preferred Stock (as reflected in the definitive Certificate of Designations creating such Preferred Stock, and when issued upon the Exchange) be similar in all material respects to the Series B Preferred Stock (except for the agreed dividend rate of 9.5% per annum and the other financial terms referred to above).

                  The Special Committee of independent members of the Board of Directors of International (the "Special Committee"), acting on behalf of International pursuant to authority duly delegated to it by the Board of Directors of International, shall approve (a) the definitive Officers' Certificate prior to its delivery to Hollinger and the Vendor and (b) the other provisions requiring completion with respect to the definitive Certificate of Designations for the Series C Convertible Preferred Stock.

                  The Exchange shall be mandatory and shall not require any request or other action by, or notice to, Hollinger, the Vendor or International. Immediately upon the Exchange dividends will cease to accrue in respect of shares of Nonvoting Preferred Stock. Hollinger and the Vendor will promptly tender all stock certificates evidencing shares of Nonvoting Preferred Stock in order to permit International to complete the Exchange.

                  Upon the completion of the Exchange after Stockholder Approval is obtained, the outstanding shares of Nonvoting Preferred Stock will be cancelled. The shares of Class A Common Stock and Series C Convertible Preferred Stock issued upon the Exchange will not be

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
Page 12

registered under the Securities Act at the time of issuance. At the request of Hollinger, International agrees to take commercially reasonable efforts to cause the registration under the Securities Act of the shares of Class A Common Stock and Series C Convertible Preferred Stock issued to the Vendor upon the Exchange (and the shares of Class A Common Stock issuable upon conversion of the Series C Convertible Preferred Stock) and to list such newly issued shares of Class A Common Stock and Series C Convertible Preferred Stock on the New York Stock Exchange, in each case as soon as practicable after the issuance thereof.

                  In the event Stockholder Approval is not obtained at the Stockholders Meeting or any adjournment or postponement thereof, the shares of Nonvoting Preferred Stock will remain outstanding, subject to redemption at the option of the holder in accordance with their terms or transfer in accordance with the provisions of this Exchange Agreement.

                  This Agreement may be amended or modified, but only by a written agreement that identifies this Exchange Agreement and is signed by all of the parties hereto. Any such amendment or modification shall be effective as to International only if in writing signed by the Chairman of the Special Committee on behalf of International. In addition, International shall not waive any obligations of Hollinger or the Vendor hereunder or any other benefits to International arising under this Exchange Agreement unless approved by the Board of Directors of International following receipt of a favourable recommendation thereof by the Special Committee.

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Hollinger Inc.
UniMedia Holding Company
April 18, 1997
Page 13

                  This Exchange Agreement shall be governed by and construed in accordance with the laws of the State of Delaware

                                    Very truly yours,

                                    HOLLINGER INTERNATIONAL INC.

                                    By:    /s/ KENNETH L. SEROTA
                                        ------------------------------
                                           Name:  Kenneth L. Serota
                                           Title: Vice President-Law & Finance
                                                  and Secretary

Agreed and Accepted
this 18th day of April, 1997:


HOLLINGER INC.

By:      /s/ J. A. BOULTBEE
         ----------------------
         Name:  J. A. Boultbee
         Title: Vice President, Finance
                and Treasury


UNIMEDIA HOLDING COMPANY

By:      /s/ J. A. BOULTBEE
         ----------------------
         Name:  J. A. Boultbee
         Title: Vice President, Finance
                and Treasury